Exhibit 10.1

AMENDMENT NO. 1 AND WAIVER TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of February 9, 2005

AMENDMENT NO. 1 AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT among WINN-DIXIE STORES, INC., a Florida corporation (the “Winn-Dixie”), certain subsidiaries of Winn-Dixie listed on the signature pages thereto (collectively, the “Subsidiary Borrowers”; and, together with Winn-Dixie, each a “Borrower” and, collectively, the “Borrowers”), the banks, financial institutions and other institutional lenders parties to the Second Amended and Restated Credit Agreement referred to below (collectively, the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank, “Wachovia Bank”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and WACHOVIA NATIONAL BANK, NATIONAL ASSOCIATION (successor by merger to Congress Financial Corporation (Florida)), as collateral monitoring agent for the Lenders (in such capacity, the “Collateral Monitoring Agent”; and together with the Administrative Agent, referred to as the “Agents”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, GMAC COMMERCIAL FINANCE LLC, as syndication agent for the Lenders (in such capacity, the “Syndication Agent”), WELLS FARGO FOOTHILL, LLC, GENERAL ELECTRIC CAPITAL CORPORATION and THE CIT GROUP/BUSINESS CREDIT, INC., as Co-Documentation Agents for the Lenders (in such capacity, the “Co-Documentation Agents”), the Agents and WACHOVIA CAPITAL MARKETS, LLC (“WCM”), as sole arranger and sole bookrunner (in such capacity, the “Arranger”), have entered into that certain Second Amended and Restated Credit Agreement dated as of June 29, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined in the Credit Agreement are used herein as therein defined);

WHEREAS, Winn-Dixie has requested that the Lenders waive certain provisions of the Credit Agreement as set forth below; and

WHEREAS, the Required Lenders have agreed, subject to the amendment of certain provisions of the Credit Agreement and to additional terms and conditions hereinafter set forth, to waive and amend certain provisions of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

PART I

DEFINITIONS

SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Agents” is defined in the preamble.

“Amendment No. 1 and Waiver” is defined in the Subpart 3.1.1.

“Amendment No.1 and Waiver Effective Date” is defined in Subpart 3.1.1.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Lenders” is defined in the preamble.

“Waiver Period” is defined in Subpart 3.1.1.

SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment No. 1 and Waiver with such meanings.

PART II

WAIVER

SUBPART 1.1. Waiver to the Credit Agreement. Effective on (and subject to the occurrence of) the Amendment No. 1 and Waiver Effective Date, the Required Lenders hereby agree to waive during (and only during) the Waiver Period the requirement under Section 7.2.4(b) of the Credit Agreement that the Borrowers maintain the consolidated EBITDA of Winn-Dixie and its Subsidiaries for the most recently ended trailing thirteen Fiscal Month period at no less than the amounts set forth in the table set forth in Section 7.2.4(b) of the Credit Agreement.

PART III

AMENDMENTS

Effective on (and subject to the occurrence of) the Amendment No. 1 and Waiver Effective Date, the Credit Agreement is hereby amended in accordance with this Part. Except as so amended or otherwise modified by this Amendment No. 1 and Waiver, the Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their terms.

SUBPART 3.1. Amendment to Article I. Article I of the Credit Agreement is hereby amended in accordance with Subparts 3.1.1 and Subpart 3.1.2.

SUBPART 3.1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions therein in the appropriate alphabetical order:

“Amendment No. 1 and Waiver” means the Amendment No. 1 and Waiver to the Credit Agreement, dated as of February 9, 2005, among the Borrowers, the Agents and the Lenders party thereto.

“Financial Advisor” means a financial advisor to assist in the projections, financial and operating plans of the Borrowers, and any successor financial advisors that may be appointed from time to time by the Borrowers, in each case as shall be acceptable to the Administrative Agent.

“Leasehold Mortgages” is defined in Section 7.1.17.

“Leasehold Properties” means leasehold properties of the Borrowers acceptable to the Collateral Monitoring Agent, which have an appraised value on a net orderly liquidation basis (as demonstrated by an appraisal satisfactory to the Collateral Monitoring Agent from appraisers satisfactory to the Collateral Monitoring Agent) such that 37.5% thereof is equal to at least $75 million (or, to the extent less than $75 million, appropriate Reserves in the Borrowing Base have been established satisfactory to the Collateral Monitoring Agent).

“Leasehold Property Shortfall” means, in the event that 37.5% of the appraised value on a net orderly liquidation basis of the Leasehold Properties is less than $75 million, $75 million minus 37.5% of the appraised value on a net orderly liquidation basis of such Leasehold Properties.

“Amendment No. 1 and Waiver Effective Date” has the meaning set forth in Subpart 4.1 of the Amendment No. 1 and Waiver.

“Waiver Period” means the period from the Amendment No. 1 and Waiver Effective Date to and including June 29, 2005.

SUBPART 3.1.2. The definition of “Reserves” shall be amended by (a) deleting “and/or” after the word “payments” in the twenty-eighth line thereof, (b) inserting a comma after the word “payments” in the twenty-eight line thereof and (c) inserting after clause (i) thereof the following new clause (j) in the twenty-ninth line thereof:

“and (j) to fully reflect any Leasehold Property Shortfall.”

SUBPART 3.2. Amendments to Article 7. Section 7.1 of the Credit Agreement is hereby amended in accordance with Subparts 3.2.1. and 3.2.2.

SUBPART 3.2.1. Section 7.1 of the Credit Agreement is hereby amended by adding the following new sections therein in the appropriate numerical order:

“SECTION 7.1.16. Financial Advisor. By no later than March 1, 2005, Winn-Dixie shall engage, at it own expense, a Financial Advisor and such Financial Advisor shall deliver to the Agents and the Lenders by no later than May 31, 2005 a report describing in reasonable detail projections, financial and operating plans of the Borrowers in scope, form and substance satisfactory to the Agents.

SECTION 7.1.17. Leasehold Mortgages. By no later than March 31, 2005, the Agents shall have received duly executed counterparts of mortgages inform and substance reasonably satisfactory to the Administrative Agent (the “Leasehold Mortgages”) for the Leasehold Properties for filing in the state in which such properties are located, dated not later than March 31, 2005, duly executed by the applicable Obligors, together with:

(a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the Leasehold Mortgages as may be necessary or, in the opinion of the Agents, desirable to create a valid, perfected first (subject to Designated Permitted Liens) priority Lien against the properties purported to be covered thereby; and

(b) such other consents, approvals, opinions, or documents as the Agents may request in form and substance satisfactory to the Agents, including (without limitation) (A) an opinion of local counsel in form and substance reasonably satisfactory to the Administrative Agent, (B) a memorandum of lease in recordable form with respect to a leasehold interest, executed and acknowledged by the owner of the affected Leasehold Property as lessor, (C) evidence that the applicable lease or a memorandum thereof has been recorded in all places necessary or desirable, in the Administrative Agent’s reasonable judgment, to give constructive notice to third-party purchasers of such leasehold interest or (D) if a leasehold interest was acquired or subleased from the holder of a recorded leasehold interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form satisfactory to the Administrative Agent.

SECTION 7.1.18. Resolutions. To the extent that the Administrative Agent has received excerpts from the minutes of a meeting of the Board of Directors of a Borrower authorizing the transactions contemplated by this Amendment No. 1 and Waiver and duly certified by a Secretary or Assistant Secretary of such Borrower, the Administrative Agent shall have received by no later than February 11, 2005 resolutions of the Board of Directors of such Borrower duly ratifying the execution, delivery and performance of this Amendment No. 1 and Waiver, duly certified by a Secretary or Assistant Secretary of such Borrower as being in full force and effect without amendment or modification, all in form and substance reasonably satisfactory to the Administrative Agent.”

SUBPART 3.2.2. Section 7.3.1(a)(ii) of the Credit Agreement is hereby amended by inserting the phrase “or during the Waiver Period” therein after the word “thereafter” in the fourth line thereof.

PART IV

CONDITIONS TO EFFECTIVENESS

SUBPART 4.1. Effectiveness This Amendment No. 1 and Waiver and the amendments contained herein shall become effective on the date (the “Amendment No. 1 and Waiver Effective Date”) when each of the conditions set forth in this Part shall have been fulfilled to the satisfaction of the Administrative Agent.

SUBPART 4.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of (a) this Amendment No. 1 and Waiver, duly executed and delivered on behalf of each Borrower, the Administrative Agent and the Required Lenders and (b) the consent appended hereto, duly executed by each of the entities listed therein.

SUBPART 4.1.2. Fees. The Administrative Agent shall have received in immediately available funds to the Administrative Agent (a) for the account of each Lender approving this Amendment No. 1 and Waiver, a waiver fee in an amount equal to .10% of each such Lender’s Percentage of the Total Commitment Amount (after giving effect to this Amendment) and (b) all accrued fees and expenses of counsel to the Administrative Agent.

SUBPART 4.1.3. Resolutions. The Administrative Agent shall have received resolutions of the Board of Directors of each Borrower duly ratifying the execution, delivery and performance of, or excerpts from the minutes of meetings duly authorizing the transactions contemplated by, this Amendment No. 1 and Waiver, duly certified by a Secretary or Assistant Secretary of such Borrower as being in full force and effect without amendment or modification, all in form and substance reasonably satisfactory to the Administrative Agent.

SUBPART 4.1.4. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

PART V

MISCELLANEOUS; REPRESENTATIONS

SUBPART 5.1. Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment No. 1 and Waiver Effective Date, all references in the Credit Agreement and each other Loan Document to the “Credit Agreement” shall refer to the Credit Agreement, after giving effect to this Amendment, and this Amendment shall be a Loan Document for all purposes. The Borrower hereby confirms its obligations under Section 10.3 of the Credit Agreement to pay all fees and expenses of the Administrative Agent in connection with this Amendment and other ongoing administration of the Credit Agreement since the last invoice it received, including reasonable legal fees and other charges in connection therewith.

SUBPART 5.2. Counterparts. This Amendment No. 1 and Waiver may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

SUBPART 5.3. Governing Law. THIS AMENDMENT NO. 1 AND WAIVER SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SUBPART 5.4. Successors and Assigns. This Amendment No. 1 and Waiver shall be binding upon the Borrower, the Lenders and the Agents and their respective successors and assigns, and shall inure to their successors and assigns.

SUBPART 5.5 Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment No. 1 and Waiver, the Borrowers represent and warrant to the Agents and the Lenders that, after giving effect to the terms of this Amendment, the following statements are true and correct: (a) the representations and warranties set forth in Article VI of the Credit Agreement and in the other Loan Documents are true and correct on the Amendment No. 1 and Waiver Effective Date as if made on the Amendment No. 1 and Waiver Effective Date and after giving effect to the this Amendment No. 1 and Waiver (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and (b) no Default has occurred and been continuing.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 and Waiver to be executed and delivered by their respective authorized officers as of the day and year first above written.

BORROWERS:

WINN-DIXIE STORES, INC., as the Administrative Borrower and a Borrower

By:
Title:

Address: 5050 Edgewood Court
Jacksonville, Florida 32254-3699
Attention: Bennett L. Nussbaum
Facsimile No.: (904) 783-5059
Attention: Laurence B. Appel
Facsimile No.: (904) 783-5651

WINN-DIXIE SUPERMARKETS, INC.,
as a Borrower

By:
Title:

Address: 5050 Edgewood Court
Jacksonville, Florida 32254-3699
Attention: Bennett L. Nussbaum
Facsimile No.: (904) 783-5059
Attention: Laurence B. Appel
Facsimile No.: (904) 783-5651

WINN-DIXIE MONTGOMERY, INC.,
as a Borrower

By:
Title:

Address: 5050 Edgewood Court
Jacksonville, Florida 32254-3699
Attention: Bennett L. Nussbaum
Facsimile No.: (904) 783-5059
Attention: Laurence B. Appel
Facsimile No.: (904) 783-5651

WINN-DIXIE PROCUREMENT, INC.,
as a Borrower

By:
Title:

Address: 5050 Edgewood Court
Jacksonville, Florida 32254-3699
Attention: Bennett L. Nussbaum
Facsimile No.: (904) 783-5059
Attention: Laurence B. Appel
Facsimile No.: (904) 783-5651

WINN-DIXIE RALEIGH, INC.,
as a Borrower

By:
Title:

Address: 5050 Edgewood Court
Jacksonville, Florida 32254-3699
Attention: Bennett L. Nussbaum
Facsimile No.: (904) 783-5059
Attention: Laurence B. Appel
Facsimile No.: (904) 783-5651

AGENTS AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as the Administrative Agent, Issuer and Swing Line Lender

By:
Title:

Address: One Wachovia Bank Center
301 South College Street, DC-5
Charlotte, North Carolina 28288
Facsimile No.: (704) 383-7611
Attention: Kim Quinn

WACHOVIA CAPITAL MARKETS, LLC,
as the Arranger

By:
Title:

Address: One Wachovia Bank Center
301 South College Street, DC-5
Charlotte, North Carolina 28288
Facsimile No: (704) 383-7611
Attention: Kim Quinn

WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Congress Financial Corporation (Florida)), as the Collateral Monitoring Agent

By:
Title:

Address: 777 Brickell Avenue, Suite 808
Miami, Florida 33131
Facsimile No.: (305) 371-9456

Attention: Portfolio Manager – Winn-Dixie

GMAC COMMERCIAL FINANCE LLC
as the Syndication Agent

By:
Title:

Address: [
Facsimile No.: [ ]
Attention: [ ]

WELLS FARGO FOOTHILL, LLC
as Co-Documentation Agent

By:
Title:

Address: [
Facsimile No.: [ ]
Attention: [ ]

GENERAL ELECTRIC CAPITAL CORPORATION
as Co-Documentation Agent

By:
Title:

Address: [
Facsimile No.: [ ]
Attention: [ ]

THE CIT GROUP/BUSINESS CREDIT, INC.
as Co-Documentation Agent

By:
Title:

Address: [
Facsimile No.: [ ]
Attention: [ ]

Agreed as of the date first above written

[Please type or print name of Lender]

By:
Title:

CONSENT

Reference is made to the Second Amended and Restated Credit Agreement, dated as of June 29, 2004, as amended by Amendment No. 1 and Waiver dated as of February     , 2005 among WINN-DIXIE STORES, INC., a Florida corporation (“Winn-Dixie”), certain subsidiaries of Winn-Dixie listed on the signature pages thereto (collectively, the “Subsidiary Borrowers”; and together with Winn-Dixie, each a “Borrower” and, collectively, the “Borrowers”), the various financial institutions and other Persons from time to time parties thereto (the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank, “Wachovia Bank”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, GMAC COMMERCIAL FINANCE LLC, as syndication agent for the Lenders (in such capacity, the “Syndication Agent”), WELLS FARGO FOOTHILL, LLC, GENERAL ELECTRIC CAPITAL CORPORATION and THE CIT GROUP/BUSINESS CREDIT, INC., as Co-Documentation Agents for the Lenders (in such capacity, the “Co-Documentation Agents”), CONGRESS FINANCIAL CORPORATION (FLORIDA) (“Congress”), as collateral monitoring agent for the Lenders (in such capacity, the “Collateral Monitoring Agent”; and together with the Administrative Agent, referred to as the “Agents”), and WACHOVIA CAPITAL MARKETS, LLC (“WCM”), as sole arranger and sole bookrunner (in such capacity, the “Arranger”).

Each of the undersigned confirms and agrees that (a) notwithstanding the effectiveness of the foregoing Amendment No. 1 and Waiver to the Credit Agreement, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by the Amendment No. 1 and Waiver to the Credit Agreement, and (b) the Loan Documents to which such Person is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations (in each case, as defined therein).

[SIGNATURES FOLLOW.]